Exhibit 99.2

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved AUAT-201 Data Phase 2 randomized, double-blinded, parallel- group, placebo-controlled trial, evaluated the safety, efficacy, and dose response of three doses of ATI-501 on the regrowth of hair in subjects with Alopecia Areata (AA). JULY 2019 EMPOWERING PATIENTS THROUGH REVELATIONARY SCIENCE

AUAT-201: Study Design

Randomized, Double-blind, Placebo-controlled Multicenter Study

Eligibility

- AA Diagnosis
  - Stable AA, Alopecia Universalis or Alopecia Totalis
  - **30-100%** total scalp hair loss (SALT)
  - 6 months -12 years in duration of current episode of scalp hair loss

1:1:1:1

RANDOMIZE

N=87

Treatment – 24 weeks

- ATI-501, **800 mg,** BID
- ATI-501, **600 mg,** BID
- ATI-501, **400 mg,** BID
- placebo, BID

Assessment
(Every 4 Weeks, Weeks 4 through 28)

Endpoints

Safety & Tolerability

Primary Efficacy:
- % change in SALT at Week 24

Secondary Efficacy includes:
- Absolute change in SALT scores at Week 24
- Alopecia Density and Extent (ALODEX) percent change at Week 24
- ALODEX absolute change at Week 24

25 US clinical sites
ClinicalTrials.gov ID NCT03594227

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

2

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Subject Disposition Discontinued Reasons Completed (PP) = 70 Allocation Randomized Enrolled N=136 N=87 Pbo BID N=19 N=14 (74%) N=5 (26%) • AE 2 (11%) • Withdrew Consent 1 (5%) • Other 2 (11%) 400mg BID N=23 N=18 (78%) N=5 (22%) • AE 2 (9%) • Loss to Follow-Up 1 (4%) • Withdrew Consent 1 (4%) • Other 1 (4%) 600mg BID N=23 N=19 (83%) N=4 (17%) • AE 1 (4%) • Loss to Follow-Up 1 (4%) • Withdrew Consent 1(4%) Pregnancy 1 (4%) 800mg BID N=22 N=19 (86%) N=3 (14%) • Loss to Follow-Up 1 (5%) • Withdrew Consent 1 (5%) • Other 1 (5%) 3

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Demographics & Baseline Characteristics Pbo, BID N=19 400 mg, BID N=23 600 mg, BID N=23 800 mg, BID N=22 Age Mean (SD) 41.8 (16.01) 38.7 (12.99) 40.4 (13.56) 40.5 (12.44) Sex Male N(%) 5 (26.3%) 6 (26.1%) 11 (47.8%) 9 (40.9%) Sex Female N(%) 14 (73.7%) 17 (73.9%) 12 (52.2%) 13 (59.1%) Race White 15 (78.9%) 17 (73.9%) 17 (73.9%) 14 (63.6%) African American 3 (15.8%) 6 (26.1%) 3 (13.0%) 5 (22.7%) Other 1 (5.3%) 0 3 (13.0%) 3 (13.6%) Diagnosis Areata 9 (47.4%) 11 (47.8%) 14 (60.9%) 9 (40.9%) Universalis 5 (26.3%) 4 (17.4%) 5 (21.7%) 7 (31.8%) Totalis 5 (26.3%) 8 (34.8%) 4 (17.4%) 6 (27.3%) Mean Duration of Alopecia (yrs, SD) 11.3 (12.04) 13.7 (11.01) 9.5 (9.78) 10.7 (11.36) Mean Duration of Current Alopecia episode (yrs, SD) 4.9 (2.94) 4.3 (3.54) 3.6 (2.84) 3.4 (3.11) Mean Baseline SALT (SD) 85 (24.9) 78 (26.7) 76 (23.4) 81 (25.8) 4

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Primary Endpoint 6% 30% 26% 26% 5

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Secondary Endpoint 8% 27% 27% 32% 6

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Secondary Endpoint 3% 15% 19% 21% 7

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Secondary Endpoint 17% 13% 25% 2% 8

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Secondary Endpoint 31% 25% 18% 3% 9

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Overall Summary of Adverse Events (AEs) Placebo oral suspension (N=19) ATI-501 oral suspension 400 mg BID (N=23) ATI-501 oral suspension 600 mg BID (N=23) ATI-501 oral suspension 800 mg BID (N=22) All ATI-501 subjects (N=68) All subjects (N=87) Subjects with at least one AE 14 (73.7%) 16 (69.6%) 16 (69.6%) 15 (68.2%) 47 (69.1%) 61 (70.1%) Subjects with at least one SAE 0 0 0 0 0 0 Subjects with at least one severe AE 0 0 0 0 0 0 Subjects with at least one related AE 3 (15.8%) 5 (21.7%) 2 (8.7%) 3 (13.6%) 10 (14.7%) 13 (14.9%) Subjects with at least one AE leading to discontinuation of study drug 2 (10.5%) 2 (8.7%) 1 (4.3%) 0 3 (4.4%) 5 (5.7%) Subjects with at least one related AE leading to discontinuation of study drug 1 (5.3%) 1 (4.3%) 0 0 1 (1.5%) 2 (2.3%) 10

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) • Male 35 yrs • 400mg BID • AA Disease = 1.0 yrs; Current Episode 1.0 yrs. • SALT 54% to 2% 11

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) 12

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) • Female 48 yrs • 600mg BID • AA Disease = 38.7 yrs; Current Episode 1.1 yrs • SALT 100% to 0%. 13

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) 14

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) 15

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) • Male 53 yrs • 800mg BID • AA Disease = 23.6 yrs; Current Episode 4.6 yrs. • SALT 100% to 17%. 16

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) 17

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Visit 2 (Baseline) Visit 9 (Month 6) 18

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Summary • Subjects in each of the three ATI-501 active dose groups (400 mg, 600 mg and 800 mg) had statistically significant improvements compared to placebo for the primary endpoint (p=0.011, p=0.001 and p=0.010, respectively). • ATI-501 was generally well-tolerated at all doses. ✓ There were no serious adverse events ✓ All adverse events AEs) were mild or moderate in severity ✓ No thromboembolic events observed ✓ The most common AEs across all groups were: nasopharyngitis, influenza, upper respiratory tract infection, urinary tract infection, acne, blood creatine phosphokinase increased, and sinusitis 19

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